Streamline Innovate Grow Baird Global Industrial Conference November 7, 2019 Exhibit 99.1

This presentation includes certain statements relating to future events and our intentions, beliefs, expectations, and predictions for the future, including our outlook and the expected benefits of the Nexeo acquisition, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to known and unknown risks and uncertainties, many of which may be beyond our control, including the risks and uncertainties described under the caption “Risk Factors” in the Company's most recent annual report on Form 10-K and quarterly reports on Form 10-Q. We caution you that the forward-looking information presented in this presentation is not a guarantee of future events or results, and that actual events or results may differ materially from those made in or suggested by the forward-looking information contained in this presentation. In addition, forward-looking statements generally can be identified by the use of forward-looking terminology such as “outlook,” “guidance,” “may,” “plan,” “seek,” “comfortable with,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “to achieve,” “targets” or “continue” or the negatives or variations of these terms. Forward-looking information contained in this presentation is made only as of the date of this presentation, and we do not undertake any obligation to update or revise any forward-looking information to reflect changes in assumptions, the occurrence of unanticipated events, or otherwise. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Furthermore, the non-GAAP financial measures presented herein may not be consistent with similar measures provided by other companies. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix. This data should be read in conjunction with Univar Solutions' periodic reports previously filed with the SEC. Forward-Looking Statements Non-GAAP Measures

About Univar Solutions

We are a leading global chemical and ingredient distributor and provider of specialty services

- Purchase chemicals from thousands of producers and warehouse, repackage, blend, dilute, transport and sell those chemicals worldwide

Nimble and resilient regardless of market conditions

Diverse Supplier Base
Top 20 premier suppliers[2] represent ~**45% of chemical purchases**

Diverse Customer Base
Top 10 customers represent **~10% of sales**

Asset Light Model
10-year average capex/sales **of 1.2%**

Diverse End Markets
No end market represents more than **~20% of sales**

Net Sales by Region[1]



#1
market position in Canada[3]
CANADA 13%
EMEA 19%
#2
market position in Europe[3]
U.S. 64%
#1
market position in the U.S. [3]
LATAM 4%

1) Amounts do not include Nexeo Plastics
2) Premiere Suppliers in appendix
3) *Source*: internal industry analysis

Univar Solutions
3

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Chemical Distribution Industry Overview

- Historically viewed as a channel to reach smaller customers but increasingly becoming critical to larger manufacturers
- High number of small, local participants
- Industry-wide underinvestment in software and digitization
  - Advanced ERP expected to simplify logistics and reduce complexity and costs

Global Third-Party Chemical Distribution (1)


Univar Solutions
Brenntag
IMCD
$200B+

Top three distributors account for ~10% of the market

Univar Solutions: Attractive Growth Drivers

Market Growth
GDP | Industrial production

Digitization
Expand reach | Lower cost to serve

Industry Consolidation
Highly fragmented | Driven by suppliers and customers

Sales Force Effectiveness
Highly trained | Compensation aligned with profitable growth

Regulatory
Increasing complexity | Barriers to entry

Outsourcing with Key Value Suppliers
Supplier driven | Underpenetrated addressable chemicals market

1) *Source*: internal industry analysis

Univar Solutions
4
© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Our Growth Plan Grow Market Increase Share Value-based pricing Mix enrichment Warehouse and logistics productivity Improve Margins Sales force effectiveness Leverage scale Improve customer satisfaction Win new product authorizations Technical solutions centers Grow with strategic partners Accelerate Digitization with Customers, Suppliers and Back-end Processes

Nexeo Solutions Acquisition

- Nexeo Solutions, previously a key competitor for Univar, was acquired in February 2019
- Total purchase price of $1.2 billion, excluding the divested Nexeo Plastics business

Sales by Geography (1)



Mexico
Canada
US

Long-Standing Diverse Customer Base (top 5 <10% chemical sales)

- Industry leading service
- Comprehensive product portfolio to upsell and cross-sell
- Differentiated customer experience
- Solutions provider
- Complementary go to market strategy

2018 Sales $2.1billion(2)

Modern, Scalable IT Infrastructure

- Integrated system built on SAP
- Improves customer service through inventory/asset tracking, real-time order management systems
- Similar to platform and infrastructure to Univar EMEA

2018 Adj. EBITDA $127 million(2)*

Extensive Network and Footprint

- 50+ facilities in North America
- ~350 tractors and ~1,450 trailers in North America
- ~300 trained salesforce

$120 million(3)

Expected Operating Cost Synergies

- $150 million of cost savings, less $30 million of customer and supplier dis-synergies by March 2022 (3 years after transaction close)
- Facilities consolidation, G&A rationalization, information technology, indirect procurement, and miscellaneous savings

Long-term incentive plan for 2019 revised to include ROIC and a modifier tied to synergies achieved

1) Nexeo Fiscal Year Ended September 30, 2018; excluding divested Plastics business; other geographies account for less than 1% of Net Sales.
2) Excludes divested Plastics business; pro-forma for legacy Univar Fiscal Year Ended December 31, 2018 per 8-K.
3) Projected as of November 5, 2019; expected to be realized three years after acquisition close date of Feb 28, 2019
* Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure.

UnivarSolutions

6

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

6 Key Metrics to Gauge Our Progress Gross Profit $ (exclusive of depreciation)(2) Growth(1) Adjusted EBITDA $(2) Cash Flow $ Return on Invested Capital(2) Leverage Ratio(2) Synergy Capture Growth Stable Free Cash Flow(2); counter-cyclical nature reduces risk Asset light model and rising, attractive ROIC Lower leverage; provides strength and flexibility Enhances profitability; improves competitive position The Company assesses gross profit dollar growth performance by account, customer, and operating segment. Non-GAAP financial measures; see appendix for definitions page Metric Investors Should Expect

Long-Term Growth in Adjusted EBITDA* and Margins* Compounded Adjusted EBITDA* growth rate of ~8% since 2005 exceeds GDP growth $ millions * Non-GAAP financial measures; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. Note: Numbers for 2012 and prior years have not been retrospectively adjusted for the retirement benefit restatement, ASU 2017-07.

Performance in a Downturn Semi-variable cost structure limits financial downside during a downturn Peak Adjusted EBITDA* Decline: -12.0% Duration of Downturn: 4 quarters Duration Until Full Recovery: 4 quarters $ millions 2006 2007 2008 2009 2010 2011 Post-crisis trough Full recovery * Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. Note: figures show LTM Adjusted EBITDA.

Resilient Operating Cash Flow Cash flow generation is resilient through various market environments – including 2009 $ millions Note: Numbers for 2012 and prior years do not reflect retrospective reclassification for ASU 2016-15.

Legacy Univar results; ROIC calculated as Adjusted Net Income(2) divided by Net Assets Deployed. Non-GAAP financial measures; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. Return on Invested Capital Asset light business model drives attractive Return on Invested Capital (1) We expect continued ROIC (1) increase as value capture program progresses

Leverage ratio represents Net Debt / LTM Adjusted EBITDA As of Q3 2019; includes swaps Non-GAAP financial measure; see appendix for definitions page and reconciliation to the most comparable GAAP financial measure. Leverage Consistent de-leveraging and improving credit quality Net Debt and Leverage Ratio (1)(3) Upgraded by Moody’s and S&P to Ba3/BB in Feb 2019 WACD(2): 4.4% % Floating (2): 20% % Fixed(2): 80% Additional debt metrics: Upgraded by Moody’s to B2 following equity IPO in June 2015 (3) (3)

Capital Allocation Capital is deployed to drive profitable growth and maximize returns on investment Goal to reduce leverage to less than 3.0x (4) Weighted average cost of debt: 4.4%(1) Strengthen Balance Sheet As of Q3 2019; includes swaps Long term debt as of Q3 2019 and excludes finance lease obligations 2024 maturities comprised of : $382 Euro TLB, $284 North America ABL Facility outstanding, $1,683 USD TLB Non-GAAP financial measure; see appendix for definitions page. Debt Maturities (2) $ millions Debt Repayments Reinvest in the Business Increased investment in digitization Improving sales force effectiveness Divestments Thorough portfolio review to determine value maximization Opportunistic Acquisitions Evaluate bolt-on acquisitions with high ROIC potential (3)

Appendix

To supplement the consolidated financial results prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), the Company uses certain non-GAAP historical financial measures. In particular, the Company presents the non-GAAP financial measures Adjusted EBITDA , Adjusted EBITDA margin, leverage ratio and net debt. Return on invested capital is derived using the non-GAAP historical financial measure of adjusted net income. Management uses these non-GAAP financial measures internally for strategic decision making, forecasting future results and evaluating current performance. Management believes these non-GAAP financial measures help investors’ ability to analyze underlying trends in the Company’s business, evaluate its performance relative to other companies in its industry and provide useful information to both management and investors by excluding certain items that may not be indicative of the Company’s core operating results. Additionally, the Company uses Adjusted EBITDA in setting performance incentive targets to align management compensation with operational performance and uses return on invested capital to measure attainment of certain performance share units earned. The non-GAAP measures should not be considered a substitute for or superior to GAAP results and may vary from others in the industry. Non-GAAP financial measures are not prepared in accordance with GAAP; therefore, the information is not necessarily comparable to other companies. A reconciliation of each non-GAAP historical financial measure to the most comparable GAAP measure is provided in the following pages. Non-GAAP Financial Measures

Strong relationships with premier global suppliers

Our Corporate History: A 95 year old “New” Company

1924 Founded as a brokerage business

2001 Continued **expansion into Europe** through acquisition of Ellis & Everard

2011 Completed acquisition of chemical distributor Quaron, **complementing our European foothold** in specialty chemicals with expanded product portfolio and increased logistical capability

2013 Expanded presence in Mexico with the acquisition of Quimicompuestos, making us a **leading chemical distributor in the market**

September 2018 Announced agreement to acquire Nexeo Solutions to create the **largest North American sales force, broadest product offering, and most efficient supply chain** in the industry

March 2019 Completed acquisition of Nexeo Solutions and April sale of Nexeo’s Plastics Distribution Business, enabling a **concentration on core chemical distribution** and **opportunities created** by the Nexeo Solutions and Univar combination



1920
1980
2000
2005
2010
2015
2019

1986 Acquired McKesson Chemical Corporation, solidifying U.S. presence and making us the **largest chemical distributor in North America**

2007 Acquired ChemCentral, enabling us to **improve market share and operational efficiencies** in North America

2010 Acquired Basic Chemical Solutions (“BCS”), enhancing our ability to provide value in the company / chemical end-users supply chain, strengthen global sourcing capabilities, and **expand our inorganic chemicals presence**

April 2015 Acquired Key Chemical, Inc., one of the largest distributors of fluoride to municipalities in the U.S., **expanding our offerings into the municipal and other industrial markets**

June 2015 Oversubscribed IPO and concurrent private placement resulted in approximately $760 million net proceeds, used to pay the remaining principal balance of Senior Subordinated Notes; **began trading on NYSE**

Univar Solutions

17

© 2019 Univar, Inc. All rights reserved. Confidential and content subject to change.

Diversified End Markets Provide Stability of Earnings and Cash Flow Note: Based on 2018 Net Sales for legacy Univar and Nexeo businesses; excluding divested Nexeo Plastics business. “Other” represents markets where we had less than 2% Net Sales in 2018. (1) Comprised of multiple sub end markets, including: Coatings & Adhesives, Color & Compound, Industrial Markets, and Paint & Coating

Semi-Variable Operating Costs Selling Commissions (variable), headcount (semi-variable) Administrative Rent & utilities (fixed), salaries (fixed; fluctuates with inflation) Warehouse Fixed (fluctuates with inflation) Outbound Freight & Handling Variable Core Components of Operating Expenses Enables us to adjust our cost base quickly if economic conditions change

Definitions Adjusted EBITDA – Adjusted EBITDA is defined as consolidated net income (loss), plus the sum of net (loss) income from discontinued operations, inventory step-up adjustment, net interest expense, income tax expense (benefit), depreciation, amortization, other operating expenses, net (which primarily consists of employee stock-based compensation expense, restructuring charges, other employee termination costs, acquisition and integration related expenses, and other unusual or non-recurring expenses), loss on extinguishment of debt and other (expense) income, net (which consists of gains and losses on foreign currency transactions and undesignated derivative instruments, non-operating retirement benefits, and other non-operating activity). Adjusted EBITDA Margin - Adjusted EBITDA divided by net sales on a consolidated level and by external net sales on a segment level. Currency Neutral - Excludes the impact of fluctuations in foreign currency exchange rates. Currency impacts on consolidated and segment results have been derived by translating current period financial results in local currency using the average exchange rate for the prior period to which the financial information is being compared. Conversion Ratio - Adjusted EBITDA divided by gross profit (exclusive of depreciation). Delivered Gross Profit – Gross profit (exclusive of depreciation) less outbound freight and handling. Free Cash Flow – GAAP net cash provided (used) by operating activities less capital expenditures, before integration and transaction related costs. Gross Profit (exclusive of depreciation) – Net sales less cost of goods sold (exclusive of depreciation). Gross Margin - Gross profit (exclusive of depreciation) divided by external net sales. Leverage Ratio - Net debt divided by last twelve months (LTM) Adjusted EBITDA; as defined in the Company's credit agreements, excluding the impact of Nexeo acquisition synergies not yet realized. Net Assets Deployed - Average net working capital (trade accounts receivable plus inventory less trade accounts payable) plus average net property, plant & equipment. Return on Invested Capital – Last twelve months (LTM) Adjusted net income divided by net assets deployed.

Appendix - GAAP Net Income (Loss) to Adjusted EBITDA Reconciliation 2005 - 2018 Reconciliation of Net Income (Loss) to Adjusted EBITDA ($ in millions) 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 Check 2017 2018 Net income (loss) $121.29999999999998 $133.30000000000001 $46.700000000000038 $-8.0000000000000107 $-2.1999999999999567 $-70.599999999999937 $-,176.20000000000007 $-,197.39999999999992 $-82.299999999999969 $-20.100000000000005 $16.499999999999932 $-68.400000000000077 $0 $119.80000000000004 $172.29999999999993 Other operating (income) expense, net(2)(4) 0 0 0 0 -39.1 86.2 140.30000000000001 177.7 85.5 79.3 89 37.200000000000003 0 0 55.4 #REF! 73.5 Depreciation / amortization 41.4 46.6 81.599999999999994 132.39999999999998 126.39999999999999 128.6 198.4 205 228.1 229.5 225 237.9 0 0 200.4 #REF! 179.5 Impairment charges 0 0 0 0 36 12.6 173.9 75.8 135.6 0.3 0 133.9 0 0 0 #REF! 0 Interest expense, net 27.9 31 127 315.60000000000002 307.2 301.89999999999998 273.60000000000002 268.10000000000002 294.5 250.6 207 159.9 0 0 148 #REF! 132.4 Loss on extinguishment of debt 0 0 0 0 0 14.5 16.100000000000001 0.5 2.5 1.2 12.1 0 0 0 3.8 #REF! 0.1 Other expense (income), net (1)(2)(3)(4) 0 0 17.899999999999999 39.299999999999997 -4.5999999999999996 -4.5 4 1.9000000000000004 -73.400000000000006 99.8 13.5 58.1 0 0 17.399999999999999 #REF! 32.700000000000003 Income tax expense (benefit) 58.9 71.2 59.6 18.7 14.2 30.4 15.9 75.599999999999994 -9.8000000000000007 -15.8 10.199999999999999 -11.2 0 0 49 #REF! 49.9 Adjusted EBITDA (1)(3) $249.5 $282.10000000000002 $332.8 $498 $437.9 $499.1 $646 $607.20000000000005 $580.70000000000005 $624.79999999999995 $573.29999999999995 $547.4 $0 $0 $593.79999999999995 #REF! $640.4 (1) Retirement benefit restatement adjustments for 2013-2018 include pension and other post retirement benefits interest cost, expected return on assets, and prior service credits. (2) Retirement benefit restatement adjustments for 2013-2018 include pension and other post retirement benefits mark to market gain/loss, curtailments, and settlements. (3) 2005-2012 numbers have not been retrospectively adjusted for ASU 2017-07. Do not include retirement benefit restatement adjustments for pension and other post retirement benefits interest cost, expected return on assets, and prior service credits. (4) 2005-2012 numbers do not include retirement benefit restatement adjustments for pension and other post retirement benefits mark to market gain/loss, curtailments, and settlements.

Appendix - Reconciliation of Net (Loss) Income to Adjusted Net Income Reconciling items represent items disclosed in "Note 6: Other operating expenses" and "Note 8: Other expense (income)" in Item 8 of our Annual Report on Form 10-K for the year ended December 31, 2018, excluding stock-based compensation and non-operating retirement benefits. Tax on reconciling items is calculated as the difference between the tax provisions on US GAAP pre-tax earnings and Adjusted pre-tax earnings utilizing the appropriate tax rates and laws of each jurisdiction. ($ in millions) 2016 2017 2018 Net (loss) income $-68.400000000000006 $119.8 $172.3 Pension mark to market loss (1) 68.599999999999994 3.8 34.200000000000003 Pension curtailment and settlement gains (1) -1.3 -9.6999999999999993 0 Other non-recurring pension items 0 0 2.5 Exchange loss (1) 14.3 22.5 7.5 Derivative (gain) loss (1) -8.3000000000000007 1.9 -1.1000000000000001 Impairment charges 133.9 0 0 Transformation costs (1) 5.4 23.4 0 (Gain) loss on sale of tangible assets (1) -0.7 -11.3 2 Restructuring charges (1) 6.5 5.5 4.8 Other employee termination costs (1) 1.5 8.1 16.399999999999999 Debt refinancing costs (1) 0 5.3 0 Loss on extinguishment of debt 0 3.8 0.1 Acquisition and integration related costs (1) 5.5 3.1 22 Other (1) 8.6999999999999993 10.4 10.7 (Benefit from) income taxes related to reconciling items (2) -71.599999999999994 -12.1 -25.6 US tax legislation (2) 47.3 36.6 0 Discrete tax item (2) 0 -14 -15.6 Adjusted net income $141.39999999999998 $197.1 $230.20000000000005

Appendix – GAAP Debt to Net Debt Reconciliation LTM Adjusted EBITDA, as defined by the Company's credit agreements, excluding the impact of synergies not yet realized. ($ in millions) 2014 2015 2016 2017 2018 Total short-term and long-term debt $3,811.2999999999997 $3,117.3 $2,954 $2,882 $2,372.1 Add: Short-term financing 61.1 33.5 25.3 13.4 8.1 Less: Cash and cash equivalents -,206 -,188.1 -,336.4 -,467 -,121.6 Total net debt $3,666.3999999999996 $2,962.7000000000003 $2,642.9 $2,428.4 $2,258.6 LTM Adjusted EBITDA(1)(2) $624.79999999999995 $573.29999999999995 $547.4 $593.79999999999995 $640.4 Leverage ratio (Total net debt/LTM Adjusted EBITDA) 5.9x 5.2x 4.8x 4.1x 3.5x